UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 20, 2014

8540 Gander Creek Drive

Miamisburg, Ohio 45342

877.855.7243

Commission File Number	Registrant	IRS Employer Identification Number	State of Incorporation
0-54963	NEWPAGE HOLDINGS INC.	46-1505118	Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on January 3, 2014, NewPage Holdings Inc., a Delaware corporation (“NewPage”), Verso Paper Corp., a Delaware corporation (“Verso”), and Verso Merger Sub Inc., a Delaware corporation and an indirect, wholly owned subsidiary of Verso (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into NewPage on the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”), with NewPage surviving the Merger as an indirect, wholly owned subsidiary of Verso. Pursuant to the Merger Agreement, the consummation of the Merger is conditioned upon, among other things, the consummation of certain exchange offers and consent solicitations (the “Exchange Offers and Consent Solicitations”) for the 8.75% Second Priority Senior Secured Notes due 2019 and 11 3⁄8% Senior Subordinated Notes due 2016 issued by Verso Paper Holdings LLC and Verso Paper Inc., both of which are Verso’s wholly owned subsidiaries.

On February 20, 2014, NewPage sent a letter to Verso in response to Verso’s request that NewPage waive, or failing such waiver, amend the condition to closing in the Merger Agreement that Verso shall have consummated the Exchange Offers and Consent Solicitations. A copy of the letter is attached as Exhibit 99.1 to this report.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”). By filing this Current Report on Form 8-K and furnishing the information contained herein, including Exhibit 99.1, NewPage makes no admission as to the materiality of any such information.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Letter Re: Exchange Offers and Consent Solicitations, dated February 20, 2014

Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the expected timing of the completion of the merger, the benefits of the merger, including future financial and operating results, the combined company’s plans, objectives, expectations and other statements that are not historical facts. Such statements are based on the views and assumptions of the management of NewPage, respectively, and are subject to significant risks and uncertainties. Actual future events or results may differ materially from these statements. Such differences may result from the following factors: the ability to close the transaction on the proposed terms and within the anticipated time period, or at all, which is dependent on the parties’ ability to satisfy certain closing conditions, including the receipt of governmental approvals; the risk that the benefits of the transaction, including cost savings and other synergies, may not be fully realized or may take longer to realize than expected; the impact of the transaction on third-party relationships; the outcome of government investigations and third-party litigation involving both Verso and NewPage; actions taken by either of the companies; changes in regulatory, social and political conditions; and general economic conditions. Additional risks and factors that may affect results are set forth in Verso’s and NewPage’s respective filings with the Securities and Exchange Commission, including Verso’s annual report on Form 10-K for the year ending December 31, 2012, and NewPage’s registration statement on Form 10 filed with the SEC on May 31, 2013 and Amendment No. 1 to Form 10 filed with the SEC on July 11, 2013. The forward-looking statements speak only as of the date of this communication. NewPage does not undertake any obligation to update these statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEWPAGE HOLDINGS INC.

By:	/s/ Jay A. Epstein
Name:	Jay A. Epstein
Title:	Senior Vice President, Chief Financial Officer and Assistant Secretary

Dated: February 21, 2014